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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                  May 13, 1996
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                            MACC Private Equities Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-24412                 42-1421406
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


         Suite 800, 101 Second Street, S.E., Cedar Rapids, Iowa  52401
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                    (Address of principal executive offices)


              Registrant's telephone number, including area code:
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                                  (319) 363-8249


                                  Not Applicable
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         (Former name or former address, if changed since last report.)





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                        Exhibit Index appears on page 5.





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                  INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

       MACC Private Equities Inc. (the "Registrant") is filing this Current Report on Form 8-K with respect to an Agreement (the "Agreement"), dated May 13, 1996, between the Registrant and Zions Bancorporation ("Zions"). The following discussion of the material provisions of the Agreement is limited and qualified by the terms of the Agreement, which is incorporated herein by reference to "EXHIBIT 99(I) -- ADDITIONAL EXHIBIT -- AGREEMENT DATED MAY 13, 1996, BETWEEN THE REGISTRANT AND ZIONS BANCORPORATION."

       The Agreement provides for the issuance of 20,000 shares of the Registrant's common stock, $.01 par value, to Zions at a per share price equal to $17.70, which represents current net asset value per share as reported in the Registrant's Quarterly Report on Form 10-Q (the "Form 10-Q") for the three months ended March 31, 1996. The Form 10-Q was filed with the Securities and Exchange Commission on May 15, 1996. Closing of the Agreement is scheduled for not later than May 17, 1996.

       Together with its existing holdings of the Registrant's common stock acquired through open market purchases, after closing of the Agreement Zions will own approximately 69,065 shares, equal to approximately 6.9% of the Registrant's issued and outstanding shares of common stock. Zions has announced its intention to further increase its total ownership to approximately 20% of the issued and outstanding shares of the Registrant's common stock through open market purchases. The Agreement contemplates that some or all of Zions' total holdings of the Registrant's common stock may be transferred to Zions' wholly-owned subsidiary, Zions First National Bank (the "Bank") or one of the Bank's operating subsidiaries.

       The Agreement also requires the Registrant to use reasonable efforts to cause a nominee of Zions to serve on the Registrant's Board of Directors commencing on the date of the Registrant's Annual Meeting of Shareholders to be held during February, 1997. Provisions of the Agreement also limit the ability of Zions to increase its ownership of the Registrant's common stock above 25% of issued and outstanding shares without the prior approval of the Registrant's Board of Directors.

       In order to comply with federal regulations applicable to permissable investments by banks and bank holding companies, and to maximize the Registrant's ability to leverage the capital of its wholly-owned subsidiary, MorAmerica Capital Corporation ("MorAmerica Capital"), the Agreement requires the Registrant to contribute to MorAmerica Capital additional capital in the amount of approximately $2,500,000. In addition, the Registrant agreed not to make any investments





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other than in MorAmerica Capital and other debt and equity investments of the kind and amount eligible for investment by a national bank. Since its election to be treated as a business development company, the Registrant's practice has been to make all portfolio investments through MorAmerica Capital, and the Registrant believes that the provisions of the Agreement described above will have no material effect on the Registrant's investment activities.

       The Registrant is also filing this Current Report on Form 8-K with respect to a news release (the "News Release"), dated May 15, 1996, regarding the Agreement. The News Release is incorporated herein by reference to "EXHIBIT 99(II) -- ADDITIONAL EXHIBIT -- NEWS RELEASE."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)     Financial Statements of Business Acquired.

               Not applicable.

       (b)     Pro Forma Financial Information.

               Not applicable.

       (c)     Exhibits.

               (99)(i) Additional Exhibit -- Agreement dated May 13, 1996, between the Registrant and Zions Bancorporation.

               (99)(ii)  Additional Exhibit -- News Release

               No other exhibits are applicable.

                [Remainder of page intentionally left blank.]





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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MACC Private Equities Inc.



Date:       May 15, 1996                By: /s/ Robert A. Comey
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                                           Robert A. Comey,
                                           Executive Vice President







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                                 EXHIBIT INDEX


Exhibit                                                    Page
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(99)(i)         Additional Exhibit -- Agreement
                dated May 13, 1996, between the
                Registrant and Zions Bancorporation           6

(99)(ii)        Additional Exhibit -- News Release           20

No other exhibits are applicable.





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